                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 30, 2005
                Date of Report (Date of earliest event reported)


                                 PXRE GROUP LTD.
             (Exact name of registrant as specified in its charter)


            BERMUDA                      1-15259               98-0214719
 (State or Other Jurisdiction          (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)

          PXRE House                                        P.O. Box HM 1282
      110 Pitts Bay Road                                     Hamilton HM FX
        Pembroke HM 08                                           Bermuda
            Bermuda                                         (Mailing Address)
 (Address, Including Zip Code,
of Principal Executive Offices)


                                 (441) 296-5858
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

         On September 30, 2005, PXRE Group Ltd. issued a press release announcing its intention to make a public offering of approximately $100 million of its common shares. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (d)  Exhibits

Exhibit No.     Description

99.1            Press Release of PXRE Group Ltd. dated September 30, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PXRE Group Ltd.
                                          (Registrant)


                                      By:   /s/ John M. Modin
                                          --------------------------------------
                                           Name: John M. Modin
                                           Title: Executive Vice President
                                                  and Chief Financial Officer

Date:  October 3, 2005